EXHIBIT 10.3

                         INSTRUMENT OF WARRANT REPRICING
                         -------------------------------

         Reference is made to those certain Warrants (the "Warrants"), to purchase an aggregate of 1,880,342 shares of the common stock, $.001 par value per share ("Common Stock"), of Health Systems Solutions, Inc., a Nevada corporation (the "Company") issued to such persons and in such numbers as outlined in Schedule A attached hereto. Capitalized terms not defined herein shall have the meaning given to them in the Securities Purchase Agreement the "Securities Purchase Agreement"), dated as of October 16, 2002, by and among the Company, the stockholders of the Company listed on the signature page attached thereto and Stanford Venture Capital Holdings, Inc., a Delaware corporation ("Stanford").

         WHEREAS, the Company has determined it to be in its best interest to secure additional financing by selling 2,500,000 shares of its Series B $0.80 Convertible Preferred Stock for an aggregate purchase price of $2,000,000, pursuant to, and in accordance with, the terms of a Series B Securities Purchase Agreement dated as of April 30, 2003 and entered into by and between the Company and Stanford (the "Securities B Securities Purchase Agreement"); and

         WHEREAS, as further consideration for Stanford entering into the Series B Securities Purchase Agreement, the Company has agreed to reprice the Warrants.

         NOW THEREFORE, for value received, the Company hereby agrees that each share of Common Stock represented by the Warrants (the "Warrant Shares") shall be exercisable at an exercise price per Warrant Share of $0.001 in accordance with the terms of this Warrant Agreement.

         Except as modified hereby, the terms and provisions of the Warrants remain in full force and effect


Date: April 30, 2003


Health Systems Solutions, Inc.

By: /S/BRIAN M. MILVAIN
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Name:  Brian M. Milvain
Title: President




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                                   SCHEDULE A
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